NEWMONT LOAN	12 Months Ended
Dec. 31, 2021
NEWMONT LOAN
NEWMONT LOAN

13.NEWMONT LOAN

As part of the Company’s acquisition of the Camino Rojo project from Newmont, Newmont agreed to provide interest-free loans to the Company for all the annual landholding costs on the Camino Rojo project from November 7, 2017, until December 31, 2019. The loans are to be repaid upon declaration of commencement of commercial production of a heap leach operation at the Camino Rojo Project. To the date of these financial statements, approximately 219 million Mexican pesos (approximately $10.6 million) had been advanced by Newmont under this agreement. No further advances in respect of this loan are expected.

During the year ended December 31, 2020, the Company agreed with Newmont that the repayment would be made in cash. We expect this payment to occur during the first half of 2022.

Because the loan is non-interest bearing, for accounting purposes at the date of each advance, we discount the expected payments using a risk-adjusted discount rate and an estimated repayment date. A rate of 14.6% was used for the advance received during 2019 (2018 – 15.4%).

	Mexican pesos	Mexican pesos	US dollars
	(thousands)	(thousands)	(thousands)
	Undiscounted	Discounted
At January 1, 2020	219,466	182,700	$9,647
Accretion during the year	—	27,713	1,295
Modification gains arising from changes in estimates	—	(22,093)	(1,032)
Foreign exchange	—	—	(470)
At December 31, 2020	219,466	188,320	$9,440
Accretion during the year	—	28,031	1,382
Modification gains arising from changes in estimates	—	(4,470)	(220)
Foreign exchange	—	—	(309)
At December 31, 2021	219,466	211,881	$10,293